UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 30, 2026
BORGWARNER INC.
________________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-12162	13-3404508
State or other jurisdiction of	Commission File No.	(I.R.S. Employer
Incorporation or organization		Identification No.)

3850 Hamlin Road,	Auburn Hills,	Michigan	48326
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (248) 754-9200
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o
o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BWA	New York Stock Exchange
1.00% Senior Notes due 2031	BWA31	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the
Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2
of this chapter).
Emerging growth company o
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section
13(a) of the Exchange Act.  o
Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of
Certain Officers; Compensatory Arrangements of Certain Officers
On July 30, 2026, the Board of Directors (the “Board”) of BorgWarner Inc. (the "Company")
increased the size of the Board to from eight to nine members and appointed Rajesh Kalathur to the
Board as an independent director to fill the vacancy created by that increase. There are no transactions and no proposed transactions required to be disclosed pursuant to Item 404(a) of Regulation S-K between Mr. Kalathur (or any member of his immediate family) and the Company (or any of its subsidiaries), and there are no arrangements or understandings between Mr. Kalathur and any other person or entity pursuant to which Mr. Kalathur was appointed as a director of the Company. The Board has not yet determined the committee(s) on which Mr. Kalathur will be appointed to serve.
In connection with his appointment to the Board, Mr. Kalathur will be compensated in accordance with the Company’s non-employee director compensation policy as described under “Director
Compensation” in the Company’s definitive proxy statement filed on March 19, 2026, which description is incorporated by reference.
A copy of the Company’s news release, dated July 31, 2026, announcing Mr. Kalathur’s appointment to the Board is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 7.01    Regulation FD Disclosures
On July 30, 2026, the Board of Directors of the Company declared a quarterly cash dividend of
$0.17 per share of the Company's common stock.  The dividend is payable on September 15, 2026 to stockholders of record on September 1, 2026.
On July 31, 2026, the Company issued the press release attached as Exhibit 99.2, which is incorporated herein by reference.
The information contained in this Item 7.01 of this Current Report on Form 8-K, including Exhibit
99.2, is being furnished and shall not be deemed to be “filed” for the purpose of the Securities Exchange
Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the
Exchange Act or the Securities Act of 1933, as amended, regardless of any general incorporation language in any such filings.
Item 9.01      Financial Statements and Exhibits
(d)  Exhibits. The following exhibits are being furnished as part of this Report.
.

Exhibit Number	Description
99.1	News Release dated July 31, 2026
99.2	Press Release dated July 31, 2026
104	Cover Page Interactive Data File (embedded with Inline XBRL document).
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BorgWarner Inc.

Date: July 31, 2026	By:	/s/ Tonit M. Calaway
Name: Tonit M. Calaway
Title: Executive Vice President and Secretary